Brookfield Global Renewables & Sustainable Infrastructure Fund
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://publicsecurities.brookfield.com/en. You may also get information at no cost by calling 1-855-244-4859, or by sending an email request to publicsecurities.enquiries@brookfield.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated May 1, 2023, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Share Class: Ticker Symbol
Class A	Class C	Class I
(GRSAX)	(GRSCX)	(GRSIX)
Investment Objective
The Brookfield Global Renewables & Sustainable Infrastructure Fund (the “Fund,” or the “Renewables Fund”) seeks total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 92 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

	Class A Shares	Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00	% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%		0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%		None
Other Expenses (3)	4.15%	4.15%		4.15%
Total Annual Fund Operating Expenses	5.25%	6.00%		5.00%
Less Fee Waiver and/or Expense Reimbursement	(4.00%)	(4.00%)		(4.00%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (4)	1.25%	2.00%		1.00%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
“Other Expenses” for Class C Shares are based on estimated amounts for the current fiscal year.

(4)
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.25% for Class A Shares, 2.00% for Class C Shares, and 1.00% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2024, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$1,631	2,661	5,213
Class C Shares	$303	$1,427	2,626	5,521
Class I Shares	$102	$1,142	2,182	4,782
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$1,427	2,626	5,521
 Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from February 5, 2022 (commencement of operations) through December 31, 2022, the portfolio turnover rate of the Fund was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of global renewables and sustainable infrastructure (“GRSI”) companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”).

As part of the 80% Policy, under normal market conditions, at least 40% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in publicly traded securities of GRSI companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, and the Fund will maintain exposure to securities of GRSI companies in the United States and in at least three countries outside the United States. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may also invest, as a principal strategy, up to 25% of its net assets in GRSI companies organized as master limited partnerships (“MLPs”).
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
The Fund defines a GRSI company as any company that has assets that are, or is a technology and service provider engaged with, wind, solar and other forms of clean power, battery & storage technology, electric vehicles and electrification technology, integral to technology and infrastructure (such as electricity transmission and distribution assets), behind-the-meter / energy efficiency, smart grid technology, integrated software technology, data storage and transmission technology, and water and waste infrastructure pertaining to the circular economy (e.g., recycling). The circular economy concept (i) recognizes the importance of a sustainable economic system and represents an alternative economic model to the default “make-use-throw away” approach of consumption, which is believed to be unsustainable given scarce resources and the rising cost of managing waste, and (ii) promotes the redesign of products and systems to minimize waste and to enable greater recycling and reuse of materials. GRSI companies are primarily focused in these areas. The Fund will not invest in issuers that do not meet this definition.
For purposes of the 80% Policy, the Fund’s investments in GRSI companies include equity securities of U.S. and non-U.S. companies that have at least 50% of their assets, income, earnings, sales, or profits committed to, or derived from renewables and sustainable infrastructure.
GRSI companies include the following:
•
Wind & Solar (asset owners & operators, developers, and supply chain (e.g., transportation and logistics companies))

•
Clean Power (such as hydroelectric, geothermal and biomass)

•
Clean Technology (electrification of the grid through electric vehicles, grid modernization, energy efficiency, distributed generation, etc.)

•
Water Sustainability (water and wastewater treatment systems & utilities and supply chain (e.g., transportation and logistics companies))

•
Opportunistic transitioning companies (particularly companies focused on power generation & electrification investments)

The Fund may invest up to 25% of its net assets, plus borrowings for investment purposes, in publicly traded securities of GRSI companies, whose primary operations or principal trading market is in an “emerging market.” In selecting the Fund’s emerging market securities, the Adviser primarily looks to the emerging market countries that are included in the MSCI Emerging Markets Index (USD), which currently include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets in securities deemed illiquid. The Fund retains the ability to invest in GRSI companies of any market size capitalization.
Brookfield Public Securities Group LLC, (“PSG” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management ULC and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The allocation of capital across asset classes and strategies will vary upon market opportunity and other factors.
Under normal market conditions, the Fund will invest more than 25% of its total assets in the renewable and sustainable infrastructure industry. The policy of concentration is a fundamental policy. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are uncertain.
Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.
GRSI Risk. GRSI companies, as defined by the Fund, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.
Environmental Risk. GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.
Renewable and Sustainable Infrastructure Risk. Renewable and sustainable infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that renewable and sustainable infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Renewable and sustainable infrastructure companies may also be subject to higher risk of government regulation.
Concentration Risk. Because the Fund will invest more than 25% of its total assets in the securities of issuers directly or indirectly engaged in the renewable and sustainable infrastructure industry, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.
MLP Risk. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Adviser Investment Risk. The Adviser and its affiliates (each, an “Adviser Investor”) may, from time to time, own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser
Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Political Risks Relating to Russia’s Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.
Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information from these companies in emerging markets, may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Foreign Currency Risk. The Fund will invest in instruments denominated in U.S. and foreign currencies.The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk. The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund may invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
New Fund Risk. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of the Fund may determine to liquidate the Fund.
Liquidity Risk. Derivative instruments, including options and swaps, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the performance history of Brookfield Global Renewables & Sustainable Infrastructure LP (the “Predecessor Fund”). As of the close of business on February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. The Predecessor Fund was an unregistered limited partnership, did not qualify as a regulated investment company for federal income purposes and did not have a distribution policy (i.e., the Predecessor Fund did not pay dividends and distributions). As a result of the different tax treatment, after-tax returns for the Predecessor Fund are not shown. Figures shown in the bar chart reflect the performance history of the Predecessor Fund and do not reflect sales charges. If sales charges were reflected, returns would be less than these shown. The performance table shows how the Predecessor Fund’s average annual total returns for one-year and since inception compare with those of the MSCI World Index, a broad measure of market performance. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance history. The Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. Updated performance information is available on the Fund’s website at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Period Returns as of December 31

(1)
Figures do not reflect sales charges. If they did, returns would be lower. Reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019). The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -11.82% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2022, with maximum sales charge, if applicable
	One Year	Since Inception (1)
Class I Shares
Return Before Taxes	(13.10)%	10.69%
Return After Taxes on Distributions	(13.25)%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	(7.45)%	8.40%
Class A Shares
Return Before Taxes	(17.42)%	8.79%
Class C Shares
Return Before Taxes	(14.76)%	9.66%
MSCI World Index (2)	(17.73)%	8.07%

(1)
Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019).

(2)
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index references the Predecessor Fund’s inception date.

Management
Investment Adviser: Brookfield Public Securities Group LLC
Portfolio Managers: Iñigo Mijangos, Director and Portfolio Manager, and Joseph Idaszak, Director and Portfolio Manager, both of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Mijangos has served as a Portfolio Manager of the Fund since its inception, and Mr. Idaszak has served as a Portfolio Manager of the Fund since March 2022.
Purchase and Sale of Fund Shares
Class: A GRSAX, C GRSCX, I GRSIX

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Renewables & Sustainable Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.